Government Incentives	12 Months Ended
Dec. 31, 2018
Government Incentives
Government Incentives

19. Government Incentives

The Group receives government grants from the PRC Government (including the National level and Shanghai Municipal City). Government grants in the Innovation Platform are primarily given in support of Drug R&D activities and are conditional upon i) the Group spending a predetermined amount, regardless of success or failure of the research and development projects and ii) the achievement of certain stages of research and development projects being approved by the relevant PRC government authority. They are refundable to the PRC Government if the related research and development projects are suspended. Government grants in the Commercial Platform are primarily given to promote local initiatives. These government grants may be subject to ongoing reporting and monitoring by the PRC Government over the period of the grant.

Government incentives, which are deferred and recognized in the consolidated statements of operations over the period necessary to match them with the costs that they are intended to compensate, are recognized in other payable, accruals and advance receipts (Note 12) and other non-current liabilities. For the years ended December 31, 2018, 2017 and 2016, the Group received government grants of US$1,798,000 US$1,323,000 and US$1,872,000 respectively.

The government grants were recognized in the consolidated statements of operations as follows:

	Year Ended December 31,
	2018	2017	2016
	(in US$’000)
Research and development expenses	1,422	876	1,269
Other income	573	—	—
	1,995	876	1,269